Exhibit 99.2

August 8, 2022 FREYR 2Q 2022 Earnings Call

2 Important notices Forward looking statements All statements, other than statements of present or historical fact included in this presentation, including, without limitation, regarding FREYR’s accelerated growth ambitions based on FREYR’s traction to date; the growing interest in FREYR’s augmented value proposition from customers, partners, investors and key stakeholders; the accelerating of secular growth trends despite supply chain challenges and price increases in materials and energy; the expected timeline of Giga Arctic’s SOP for 1H 2024, reserving +/ - 50% of capacity for customers under final negotiations; the expected timeline for the CQP equipment to be on site by year end 2022 with commissioning and ramp up in 1Q 2023; the expected accelerated site and concept selection in the U.S. with Koch Strategic Partners in 2H 2022 catalyzed by the U.S. Inflation Reduction Act; FREYR’s ability to maintain commercial discipline in offtake negotiations to support competitive financing; FREYR’s target of 80% CO2 reduction based on supply chain progress; FREYR’s ability to take commercially proven technology to GWh scale in advantaged locations; FREYR’s commitment to generating strong financial returns through pricing discipline and 50/50 balance of long - term sales agreements/merchant sales; the localization of FREYR’s supply chain based on low - cost renewable energy; the secular demand drivers for batteries; 24M Technology, Inc.’s technology being greatly fitted for storage systems applications; the acceleration of electrification and the demand projections that are consistently being revised higher across the EV and ESS verticals; FREYR’s anticipated path to commercialization; FREYR’s expanding revenue opportunity and its growth ambitions to capitalize on adoption trends and supply constraints; the development, timeline, capacity and other usefulness of FREYR’s CQP and planned Gigafactories; the projection that Giga Arctic will be the most capital efficient Gigafactory in the OECD; FREYR’s goal to deliver 50 GWh of battery cell capacity by 2025 in the Nordics, over 100 GWh of annual capacity by 2028 in the Nordics and the U.S., and over 200 GWh of annual capacity by 2030 across multiple geographies; Giga Arctic’s capacity evolution to optimize efficiency and address growing customer demand; the expected CAPEX of approximately $1.7 billion for Giga Arctic; the details of production lines, including the use of 24M Technology, Inc.’s technology and Giga Arctic’s modules, test center and head count; the intention for the CQP to facilitate increasingly rapid problem - solving capability; the construction of FREYR’s CQP and plan for final critical equipment deliveries before year - end 2022, as well as the commencement of a ramp up of sample cell production in 1Q 2023; the expected staged FID in 3Q - 4Q 2022 and anticipated start of production in 1H 2024 for Giga Arctic; the ability of Giga Arctic to serve as a blueprint for a modularized battery cell manufacturing facility that can be replicated in other locations; FREYR’s aspiration to be an industrial partner of choice in the decarbonized battery space; the realization of FREYR’s capital spending plan; the progress and development of customer relationships and offtake agreements and supply chain partnerships; the success and timeline of any capital raising paths, including securing financial support from governments, such as the visibility to over $1.6 billion of project financing credit support from ECAs and MDFIs, to fund FREYR’s planned expansion; FREYR’s timeline of the project financing process for Giga Arctic, including the launch of due diligence shortly, credit commitments later this year and financial close during 1Q 2023; FREYR’s ability to secure additional raw materials or finalize pricing terms of secured key raw materials capacity; the timing of the full FID for Giga Arctic; the potential incentives for FREYR and U.S. customers from the proposed U.S. Inflation Reduction Act for localized U.S. battery production, including tax credits for battery cell manufacturing, battery module manufacturing and critical materials and active cathode/anode materials, as well as the potential direct pay option; the realization of FREYR's supply chain strategy and augmented value proposition; FREYR’s finalization and success of any joint ventures, including with Koch Strategic Platforms, as well as with Asian providers who have expressed interest; FREYR’s accelerated development of the U.S. Giga America project through the joint venture with Koch Strategic Platforms; the aspiration to launch preliminary Giga America project development in 2H 2022; the plan to develop Giga America with generation 3 technology from 24M Technologies, Inc. with targeted nameplate capacity of 35GWh; the development of 24M Technologies, Inc.’s technology and their use in FREYR’s Gigafactories; the ability of an optimal, modularized battery cell manufacturing facility that can be rapidly replicated in other locations; FREYR's growing pipeline of commercial opportunities; FREYR’s ability to convert any conditional agreements into definitive agreements; the development and growth of FREYR's target markets; the scale and arrangements for any FREYR production facilities; FREYR's ability to establish a global supply chain on the path to localization, and achieve its ambition to localize and decarbonize its global supply chain; FREYR’s expectation to supply significant part of raw materials out of its Nordic Supply Chain by the startup of Giga Arctic; FREYR’s aspiration to produce the world’s lowest CO2 lifecycle emissions batteries; its ambition of 65 Kg/kWh emissions and the expectation that this equates to gross value of $150MM/year for Giga Arctic at $100/t CO2; any projections related to FREYR’s targeted CO2 emissions footprint; the completion of site selection and advancing to construction of Giga America in H2 2022; the ability to replicate the idealized Giga Arctic concept in multiple jurisdictions, starting with Giga America; the ability to establish decarbonized and localized supply chains in Europe and the U.S.; FREYR’s achievement of its key milestones; and FREYR’s ability to maintain relentless operational focus on construction execution, implement a 50%/50% commercial framework between long - term agreements and merchant sales volumes, and diversity across complementary technology platforms are forward - looking statements. These forward - looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside FREYR’s control and are difficult to predict. Additional information about factors that could materially affect FREYR is set forth under the “Risk Factors” section in (i) FREYR’s Registration Statement on Form S - 1 filed with the Securities and Exchange Commission on August 9, 2021, as amended, and (ii) FREYR’s annual report on Form 10 - K filed with the Securities and Exchange Commission on March 9, 2022, and available on the SEC’s website at www.sec.gov. Except as otherwise required by applicable law, FREYR disclaims any duty to update any forward - looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. Should underlying assumptions prove incorrect, actual results and projections could differ materially from those expressed in any forward - looking statements Additional information about factors that could materially affect FREYR is set forth under the “Risk Factors” section in (i) FREYR’s Registration Statement on Form S - 1 filed with the Securities and Exchange Commission on August 9, 2021, as amended, and (ii) FREYR’s annual report on Form 10 - K filed with the Securities and Exchange Commission on March 9, 2022, and available on the SEC’s website at www.sec.gov . Except as otherwise required by applicable law, FREYR disclaims any duty to update any forward - looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. Should underlying assumptions prove incorrect, actual results and projections could differ materially from those expressed in any forward - looking statements.

3 Today’s Agenda • Key messages • Business update • Giga Arctic project overview • Governments supporting energy transition • Financial update • Operations and projects update • Strategic priorities • Q&A

Key Messages Accelerating our growth ambitions based on FREYR’s traction to date Growing interest in FREYR’s augmented value proposition from customers, partners, investors, and key stakeholders Secular growth trends accelerating despite supply chain challenges and price increases in materials and energy Giga Arctic sanctioned by BOD in June 2022 through a 'staged FID process' with deep support from 'Norway Inc.' Giga Arctic SOP on track for 1H 2024 - reserving +/ - 50% of capacity for customers under final negotiations CQP largely on track: all equipment expected on site by YE 2022; commissioning and ramp up in 1Q 2023 Accelerating towards site & concept selection in the U.S. in 2H 2022 catalyzed by Inflation Reduction Act Maintaining commercial discipline in offtake negotiations to support competitive financing CO 2 reduction targets on track based on supply chain progress Increasing customer traction across all market verticals Increasing 2030 capacity ambition to 200 GWh

Business Update Accelerating our growth ambitions through expanded capacity targets SPEED SCALE SUSTAINABILITY Strong project execution skills across deeply experienced operations, supply chain, and technical teams Problem solving approach enabling Giga Arctic and CQP construction to progress according to plan Taking commercially proven technology to GWh scale in advantaged location Signed COAs from six of the largest technology providers and utilities in ESS space exceeding Giga Arctic's capacity by 2030 In advanced discussions with potential customers to address unmet demand in excess of 150 GWh of cumulative capacity by 2030 across the ESS, passenger EV and commercial mobility verticals Committed to generating strong financial returns through pricing discipline and 50/50 balance of long - term sales agreements/merchant sales Localizing supply chain based on low - cost renewable energy Deep interest from Asian providers to establish localized European/U.S. JVs >100 GWh total capacity By 2028 in The Nordics and U.S. >200 GWh capacity By 2030 across multiple geographies 50 GWh capacity By 2025 in the Nordics

Targeted Capacity Expansion Informed by Market Conditions Secular demand drivers for batteries continue to surprise to the upside Electrification is accelerating Demand projections are consistently being revised higher across the EV and ESS verticals FREYR’s revenue opportunity is expanding Fast tracking our growth ambitions to capitalize on adoption trends and supply constraints Tier 1 cell producers struggling to keep pace with EV demand, which is exacerbating the shortfall of available supply to ESS mar ket Conversations ongoing with OEMs to supplement commercial traction in ESS market with EV - focused offerings 24M technology greatly fitted for storage systems applications ; FREYR’s current ESS customer base comprising more than 2/3 of the global ESS players BCG Global EV Demand Forecasts EV adoption outpacing prior expectations Global Installed Capacity for ESS Consistent underestimated growth and unprecedented demand in coming decades Source: BCG, Inside EVs. Sources: IEA, BNEF, Rystad Energy

Business Update Advancing our aspiration to be an industrial partner of choice in the decarbonized battery space On track to deliver on key milestones: Giga Arctic construction sanctioned and on track for anticipated start of production in 1H 2024 CQP construction proceeding with ramp up of sample cell production expected in 1Q 2023 Giga Arctic project financing process underway with targeted completion in 1Q 2023 to support SOP in 1H 2024 Governments in Europe and the U.S. mobilizing support for clean battery production: ‘ Norway Inc.’ providing meaningful backing to FREYR through National Battery Strategy and indicative Eksfin financial support Proposed U.S. Inflation Reduction Act includes game changing financial incentives to spur development of battery value chain Accelerating development of U.S. Giga America project through JV with Koch Strategic Platforms: Site selection for first FREYR’s U.S. Gigafactory, Giga America , proceeding with candidate sites narrowed to five potential locations Expect to launch Giga America project development in 2H 2022 Plan to develop Giga America with generation 3 technology from 24M and targeted nameplate capacity of 35 GWh

Giga Arctic Project Overview

Capacity evolution to optimize efficiency and address growing customer demand



Giga Arctic: Mo Industrial Park

- Previously combined Gigafactory 1 & 2
- Annual nameplate capacity: 29 GWh
- Cell manufacturing capex – ~$1.7 billion
- 8 production lines – I-shape lay out
- 24M version – Lines 1-4 (Gen 2.5) Lines 5-8 (Gen 3)
- Modules – Integrated facility for 80% of nameplate capacity
- Test Center – End of line test requirements and in-line testing
- Head Count – 625 employees

Giga Arctic Capacity Evolution

Upsized facility to optimize project


Giga Arctic Nameplate Capacity (GWh)
0
5
10
15
20
25
30
35
11.25
18
29
2.6x uplift in capacity
Feb. 2021
Feb. 2022
June 2022

Note: Feb. '21 nameplate adjusted to reflect change in cell chemistry from NMC to LFP.

Giga Arctic Project Overview Projected to be the most capital efficient Gigafactory in Europe 170 150 128 126 114 114 107 106 61 $MM/GWh Average: ~ 127 2017 2020 2021 2022 2023 Source: Bloomberg NEF “Long - Term Electric Vehicle Outlook 2020” . Note: FREYR figure based on internal data. Rest of data based on BloombergNEF. 9 Competitor 1 Competitor 2 Competitor 3 Competitor 4 Competitor 5 Competitor 6 Competitor 7 Competitor 8

Governments supporting energy transition

Meaningful financial commitment and ongoing support from 'Norway Inc.'

Norway's 10-point plan on how to develop a profitable battery value chain...

1. Leadership in sustainability across the battery value chain
2. Promote Norway as an attractive host country for green investment
3. Industrial partnerships with key countries
4. Offer capital, loans and guarantees that encourage private capital
5. Promote access to expertise
6. Facilitate access to renewable power
7. Contribute to land and other central infrastructure
8. Ensure predictable, efficient, and coordinated public processes
9. Support for growing pilot municipalities
10. Leadership in future battery solutions and utilization of digital technology opportunities

...is a key component of helping the world to move towards sustainability targets...

*"If we are to reach the goals in the Paris agreement, **batteries will need to be produced in a more sustainable way** with the lowest CO2 footprint possible"*

*"[the plan] will **facilitate private investments** so that companies along the entire value chain can set up **sustainable and successful businesses in Norway**"*

*"It is an important confirmation that **public and private partnerships are important** to be successful in creating the **green industry of the future**"*

- Minister of Trade and Industry, Jan Christian Vestre

"Long-term partnerships between state and private capital are needed to realize the transition to a zero-emission society"

- CEO of Eksfin* Tone Lunde Bakker

...and unlocks new opportunities with FREYR at the forefront of the industry



Tom Einar Jensen, CEO of Freyr, with Minister of Trade and Industry, Jan Christian Vestre

*"I am therefore **very pleased** and **excited** that **FREYR Battery** is moving along with its plans to establish a Gigafactory in Norway based on state capital and risk relief"*

- Minister of Trade and Industry, Jan Christian Vestre

€400MM

Letter of intent received from Eksfin indicating a guarantee of up to €400MM

* Export Finance Norway

FREYR

Governments supporting energy transition U.S. Inflation Reduction Act of 2022 contains significant incentives for localized U.S. battery production Proposals in the bill that are relevant to FREYR and our customers include: $35/kWh Battery cell manufacturing tax credit $10/kWh Battery module manufacturing tax credit 10% Separate t ax credits for critical materials and active cathode/anode materials Direct pay option through 2032 Source: US Capital Advisors 07/29/22 Battery Recap.

Financial Update

Project financing process to fund Giga Arctic development progressing steadily

Strong Liquidity and Balance Sheet

- Ended 2Q 2022 with $488 million of cash
- $36 million of net cash used during 2Q, $77 million during H12022
- Board has approved additional spending and commitments for Giga Arctic

Giga Arctic Update

- $1.6 billion of project financing credit support identified
  - Export Credit Agencies and Multilateral Development Finance Institutions
- Formal project financing process launched in July
  - Stage one market sounding process ongoing: sizing, general terms, pricing
  - 14 banks, 4 ECAs, 2 MDFIs
  - Due diligence process launching shortly
  - Targeting credit commitments later this year with financial close ~1Q 2023

FREYR 1H 2022 Cash Bridge



1H 2022 Cash Bridge (US$MM)
600
500
400
300
200
100
0
Year-end 2021 FREY closing cash balance
$566
Less: 1H 2022 operating cash flow
($50)
($22)
Less: capex, net
($3)
Less: FREYR US JV investment
($2)
Less: Other
2Q FREY closing cash balance
$488

Note: Cash includes cash, cash equivalents and restricted cash; amounts do not reconcile to rounding.

12

FREYR

Operations update CQP construction proceeding towards key milestones CQP update: CQP Construction Dry room and staging area for production line FREYR’s dedicated project teams systematically and rigorously identify and solve problems at pace CQP intended to facilitate increasingly rapid problem - solving capability On track for final critical equipment deliveries before year - end 2022 Latest project timeline continues to facilitate ramp up of sample cell production in 1Q 2023 Committing to deliver and delivering on our commitments

Operations update Construction of Giga Arctic underway Giga Arctic project summary FREYR’s Board of Directors has taken its principal decision to build FREYR’s first Gigafactory with staged FID 3Q – 4Q 2022 The board sanctioned construction of Giga Arctic in June 2022 as a precursor to FID Giga Arctic start up period from 1H 2024 Despite Covid and supply chain distortions, FREYR’s teams are executing to plan Teams preparing FID project plan for FREYR’s Board of Directors Key elements include building & infrastructure and finalized design of production equipment Giga Arctic also serves as a blueprint for an idealized and modularized battery cell manufacturing facility which can rapidly be replicated in other locations Giga Arctic Construction Establishing foundation works

Plant layout into 600 by 200 m (< 35 m high) 120.000 sqm floor Highly conducive format for solar paneling on the roofs Flexibility in design and shaping – catering for inbound and outbound logistics Optimal, modularized battery cell manufacturing facility can be rapidly replicated in other locations 15 Operations update – Gigafactory idealized process design & layout The Optimal 24M Plant design is flexible in size and can be adapted to different land plots

Finalized PPA w/Statkraft to supply 100% hydro - based renewable power to CQP and Giga Arctic at globally competitive rates Volumes secured and pricing agreed for half of materials for CQP and Giga Arctic - progressing negotiations on 2 nd half Ambition to supply significant part of raw materials out of Nordic Supply Chain by startup of Giga Arctic Cathode materials, which account for up to 70% of raw materials required to produce LFP cells Initial discussions on Anode materials production in the Nordics Working on decarbonization of main contributors to carbon emissions in the value chain by localizing production in the Nordics Making substantial progress executing supply chain strategy 16 Operations update Working in parallel to secure raw materials for Giga Arctic while building a Nordic Supply Chain Initial Supply Nordic Supply Chain Establishing a global supply chain on the path to localization

FREYR aspires to produce world’s lowest CO 2 lifecycle emissions batteries Committed to Carbon Leadership Targeted FREYR CO 2 e Footprint Reduction (1) Global battery industry average for 2020. (2) Estimated medium - term benefits from localized supply chain. (3) Company estimate. (4) 65 x 100 x 23.2MM/1,000. Source: Study commissioned from global management consultancy 1 2 3 4 Global Average FREYR Target 81% CO 2 e Reduction - 31% - 19% - 13% - 19% 19% Emissions kg CO 2 /kWh ~80 FREYR ‘net zero’ cell production 1 (~25) Active material production in Norway/Nordics 2) (~15) Building a Nordic ecosystem of additional supply 2) (~15) Packaging and recycling 2) (~10) = ~15 Global Battery Industry CO 2 e Baseline 1) : 2 3 4 FREYR Target CO 2 e Emissions Level 3) : Reduction of 65 Kg/kWh reduction equates to gross value of $150MM/year 4 for Giga Arctic at $100/t CO 2

Key near - term objectives tied to Speed, Scale and Sustainability 18 Implementing our Strategy Maintain relentless operational focus on construction execution Convert COAs to long - term sales agreements Finalize indicative financial commitments from ECAs and MDFIs Progress and complete project financing process Complete site selection & advance to construction of Giga America in H2 - 22 Replicate idealized Giga Arctic concept across multiple jurisdictions Implement 50%/50% framework between committed & merchant sales volumes Establish decarbonized and localized supply chains in Europe and the U.S Diversify across complimentary technology platforms to increase TAM Continue to build global network of customers and strategic partners Accelerate our Planned Expansion Execute FREYR’s augmented value proposition Deliver CQP and Giga Arctic Projects

Q&A

Optimal, modularized battery cell manufacturing facility can be rapidly replicated in other locations Operations update Two and two lines, 4 lines “I - shaped” for operational excellence and continuous workflow principles Design for process and layout based on CQP Optimized material flow and access to modularized solutions for easy upgrades